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                                                                      EXHIBIT 21

                     SUBSIDIARIES OF THE PITTSTON COMPANY
         (Percentage of Voting Securities 100% unless otherwise noted)

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                                                                                                           Jurisdiction
                          Company                                                                       of Incorporation
                          -------                                                                       ----------------
PITTSTON SERVICES GROUP INC.                                                                              VIRGINIA
BRINK'S HOLDING COMPANY                                                                                   VIRGINIA

         Brink's Home Security, Inc.                                                                      Delaware
                  Brink's Guarding Services, Inc.                                                         Delaware
                  Brink's Home Security Canada Limited                                                    Canada
         Brink's, Incorporated                                                                            Delaware
                  Brink's Express Company                                                                 Illinois
                  Brink's (Liberia) Inc.                                                                  Liberia
                  Brink's Redevelopment Corporation                                                       Missouri
                  Brink's Security International, Inc.                                                    Delaware
                           Brink's Air Courier Australia Pty. Ltd.                                        Australia
                           Brink's Argentina [51%]                                                        Argentina
                           Brink's Bolivia S.A. [59%]                                                     Bolivia
                           Brink's Canada Limited                                                         Canada
                                    Brink's Security Company Limited                                      Canada
                                    Brink's SFB Solutions, Ltd.                                           Canada
                                    2721821 Canada Inc.                                                   Canada
                           Brink's C.I.S., Inc.                                                           Delaware
                           Brink's de Colombia S.A. [50.5%]                                               Colombia
                           Brink's Diamond & Jewelry Services, Inc.                                       Delaware
                           Brink's Diamond & Jewelry Services (International
                                    1993) Ltd. [BSI 99.9%][BIMGI .1%]                                     Israel
                           Brink's Diamond & Jewelry Services S.R.L.                                      Italy
                           Brink's Far East Limited [99.9%]                                               Hong Kong
                           Brink's HKS Limited [33.33%][33.33% BI]                                        Hong Kong
                           Brink's Holland B.V.                                                           Netherlands
                           Brink's International Air Courier, Inc.                                        Delaware
                           Brink's International A.G. [50% BSI; 50% BL]                                   Switzerland
                           Brink's International Management Group, Inc.                                   Delaware
                           Brink's Israel, Ltd. [70%]                                                     Israel
                           Brink's Japan Ltd. [51%]                                                       Japan
                           Brink's Network, Incorporated                                                  Delaware
                           Brink's Puerto Rico, Inc.                                                      Puerto Rico
                           Brink's Security Transport Singapore Pte. Ltd [60%]                            Singapore
                           Brink's (UK) Limited                                                           U.K.
                                    Brink's Commercial Services Limited
                                            [399,999 shs. BUK][1 share BI]                                U.K.
                                    Brink's Diamond & Jewellery Services Limited
                                            [499,999 shs. BUK][1 share BI]                                U.K.
                                    Brink's Limited [649,999 shs. BUK][1 share BI]                        U.K.
                                            Brink's Nedlloyd Special Services [60%][5% BH]                Netherlands
                                            Brink's Limited (Bahrain) EC                                  Bahrain
                                            Brink's (Gibraltar) Limited [99%]                             Gibraltar
                                            Brink's Security Limited [99%]                                U.K.
                                            Quarrycast Commercial Limited [50% BL]                        U.K.
                           Hermes Securitransport S.A. [50.5%]                                            Greece
                           S.A. Brink's Diamond & Jewelry Services N.V. [99%]                             Belgium
                           S.A. Brink's Europe N.V. [99%]                                                 Belgium
                           Servicios Brink's S.A. [60.45%]                                                Chile
                           Transpar-Participacoes Ltda. [99%; 1% BI]                                      Brazil
                                    Alarm-Curso de Formacao de Vigilantes, Ltda.[99%]                     Brazil
                                    Brink's Seguranca Transporte de Valores [99%]                         Brazil
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

                                    Brink's Transportes e Despachos Ltda. [99%]                           Brazil
                           Transporte de Valores (Brink's Chile) S.A. [60.45]                             Chile

                  Brink's SFB Solutions, Inc.                                                             Delaware
                  Brink's (Southern Africa) (Proprietary) Limited                                         South Africa
         Pittston Finance Company Inc.                                                                    Delaware
BAX HOLDING COMPANY                                                                                       VIRGNIA
         BAX Finance Inc.                                                                                 Delaware
         Burlington Air Express Inc.                                                                      Delaware
                  Burlington Air Express International Inc.                                               Delaware
                           BAX Holdings, Inc.                                                             Philippines
                                    Burlington Air Express Philippines, Inc.                              Philippines
                           BAX (Malaysia) Sdn. Bhd.                                                       Malaysia
                           Bax-Transitarios, Lda. [Esc. 4.980.000/BAX Esc. 20.000]                        Portugal
                           Burlington Air Express Aktiebolag                                              Sweden
                           Burlington Air Express Gotenberg AB                                            Sweden
                           Burlington Air Express AG                                                      Switzerland
                           Burlington Air Express A/S                                                     Denmark
                           Burlington Air Express B.V.                                                    Netherlands
                                    Burlington Air Express N.V./S.A.                                      Belgium
                                    Burlington Air Express Pte Ltd.                                       Singapore
                           Burlington Air Express (Brazil) Inc.                                           Delaware
                           Burlington Air Express (Canada) Ltd.                                           Canada
                                    797726 Ontario Limited                                                Canada
                           Burlington Air Express do Brazil Ltda.                                         Brazil
                           Burlington Air Express (Dubai) Inc.                                            Delaware
                           Burlington Air Express (France) SARL                                           France
                                    Burlington Air Express France S.A.                                    France
                           Burlington Air Express GmbH                                                    Germany
                           Burlington Air Express Holdings Pty. Limited                                   Australia
                                    Burlington Air Express (Aust) Pty. Limited                            Australia
                                            Burlington Air Express Cartage Pty. Limited                   Australia
                           Burlington Air Express (Ireland) Limited [11 sh./BAX 1 sh.]                    Ireland
                           Burlington Air Express Japan K.K.                                              Japan
                           Burlington Air Express Limited [Hong Kong]                                     Hong Kong
                           Burlington Air Express Mexico, S.A. de C.V.
                                            [49,999 sh./BAX 1 sh.]                                        Mexico
                           Burlington Air Express (NZ) Ltd.                                               New Zealand
                                    Colebrook Brothers Limited                                            New Zealand
                                    Walsh and Anderson (1991) Limited                                     New Zealand
                           Burlington Air Express Services Inc.                                           Delaware
                           Burlington Air Express (U.K.) Limited                                          U.K.
                                    Alltransport Holdings Limited                                         U.K.
                                            Alltransport International Group Limited                      U.K.
                                            Alltransport Warehousing Limited                              U.K.
                                            Burlington Air Express Limited                                U.K.
                                            Burlington European Express Limited                           U.K.
                                            Burlington Ocean Services Limited                             U.K.
                                    WTC Air Freight (U.K.) Limited                                        U.K.
                           Burlington Networks B.V.                                                       Netherlands
                           Burlington Networks Inc.                                                       Delaware
                           Burlington Air Express S.A.                                                    Spain
                           Burlington-Transmaso Air Express Lda. (being liquidated)                       Portugal
                           Indian Enterprises Inc.                                                        Delaware
                           PZS S.r.l. [99% BAXI; 1% BAX)                                                  Italy
                                    CSC Customs and Management Services S.r.l.                            Italy
                  Burlington Air Imports Inc.                                                             Delaware
                  Burlington Airline Express Inc.                                                         Delaware

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
                  Burlington Land Trading Inc.                                                            Delaware
                  Highway Merchandise Express, Inc.                                                       California
                  WTC Airlines, Inc.                                                                      California
                  WTC SUB                                                                                 California
PITTSTON ADMINISTRATIVE SERVICES INC.                                                                     DELAWARE
PITTSTON MINERALS GROUP INC.                                                                              VIRGINIA
         Pittston Coal Company                                                                            Delaware
                  American Eagle Coal Company                                                             Virginia
                  Appalachian Equipment Rental Corp.                                                      Delaware
                  Heartland Coal Company                                                                  Delaware
                  Maxim Management Company                                                                Virginia
                  Mountain Forest Products, Inc.                                                          Virginia
                  Pine Mountain Oil and Gas, Inc.                                                         Virginia
                  Pittston Acquisition Company                                                            Virginia
                           Addington, Inc.                                                                Kentucky
                                    Ironton Coal Company                                                  Ohio
                           Appalachian Land Company                                                       W. Virginia
                           Appalachian Mining, Inc.                                                       W. Virginia
                                    Molloy Mining, Inc.                                                   W. Virginia
                                    Wilderness Mining Company, Inc.                                       W. Virginia
                           Kanawha Development Corporation                                                W. Virginia
                           Vandalia Resources, Inc.                                                       W. Virginia
                  Pittston Coal Management Company                                                        Virginia
                  Pittston Coal Sales Corp.                                                               Virginia
                                    Pittston Coal Terminal Corporation                                    Virginia
                  Pyxis Resources Company                                                                 Virginia
                           Heartland Resources, Inc.                                                      W. Virginia
                           HICA Corporation                                                               Kentucky
                           Holston Mining, Inc.                                                           W. Virginia
                           Motivation Coal Company                                                        Virginia
                           Paramont Coal Corporation                                                      Delaware
                           Pyxis Coal Sales Company                                                       Virginia
                  Sheridan-Wyoming Coal Company, Incorporated                                             Delaware
                  Thames Development, Ltd.                                                                Virginia
                           Buffalo Mining Company                                                         W. Virginia
                           Clinchfield Coal Company                                                       Virginia
                           Dante Coal Company                                                             Virginia
                           Eastern Coal Corporation                                                       W. Virginia
                           Elkay Mining Company                                                           W. Virginia
                           Jewell Ridge Coal Corporation                                                  Virginia
                           Kentland-Elkhorn Coal Corporation                                              Kentucky
                           Little Buck Coal Company                                                       Virginia
                           Meadow River Coal Company                                                      Kentucky
                           Pittston Coal Group, Inc.                                                      Virginia
                           Ranger Fuel Corporation                                                        W. Virginia
                           Sea "B" Mining Company                                                         Virginia
         Pittston Mineral Ventures Company                                                                Delaware
                  PMV Gold Company                                                                        Delaware
                  Pittston Mineral Ventures International Ltd.                                            Delaware
                  Pittston Mineral Ventures of Australia Pty. Limited                                     Australia
                           Carbon Ventures Pty. Limited                                                   Australia
                                    International Carbon (Aust.) Pty. Limited                             Australia
                           Pittston Australasian Mineral Exploration Pty Limited                          Australia
                           Pittston Black Sands of Western Australia Pty Limited                          Australia
THE PITTSTON COMPANY [DELAWARE]                                                                           DELAWARE

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